UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 14, 2006
ANDREW CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
3 Westbrook Corporate Center, Suite 900, Westchester, IL 60154
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (708) 349-3300
None

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On April 14, 2006, Justin Choi (the “Executive”) and Andrew Corporation (the “Company”) executed an agreement making the Executive an eligible participant in Andrew Corporation’s Executive Severance Benefit Plan, as amended and restated effective May 14, 2004, (the “Plan”).
The Executive Severance Benefit Plan Agreement dated April 14, 2006 is attached hereto as exhibit 99.1
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

99.1	Executive Severance Benefit Plan Agreement dated April 14, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION

Date: April 14, 2006	By:	/s/ Marty Kittrell Marty Kittrell
Chief Financial Officer